                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES
MEM

                          MEMORY PHARMACEUTICALS CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  SEE REVERSE FOR
CERTAIN DEFINITIONS
                                                               CUSIP 58606R 40 3
THIS IS TO CERTIFY THAT




is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER
                                   SHARE, OF

                          MEMORY PHARMACEUTICALS CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Dennis M. Keane                                        /s/ Axel J. Unterbeck
          SECRETARY                                                    PRESIDENT

                          [MEMORY PHARMACEUTICALS CORP.
                                 CORPORATE SEAL
                                      2000
                                   DELAWARE]



COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (NEW YORK, N.Y.)                       TRANSFER AGENT
                                                            AND REGISTRAR


BY
                                     AUTHORIZED SIGNATURE

                          MEMORY PHARMACEUTICALS CORP.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common   UNIF GIFT MIN ACT --      Custodian
                                                       -----          --------
                                                       (Cust)         (Minor)
TEN ENT  -- as tenants by the                         under Uniform Gifts to
            entireties                                Minors
                                                      Act
JT TEN   -- as joint tenants                             ---------------------
            with right of                                      (State)
            survivorship and not
            as tenants in common

    Additional abbreviations may also be used though not in the above list.

For Value Received,                      hereby sell, assign, and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said shares of Common Stock on the books of the Corporation with full power of substitution in the premises.

Dated
      -----------------------------


                     -----------------------------------------------------------
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:


------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.